UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: OCTOBER 30, 2006
                        (DATE OF EARLIEST EVENT REPORTED)

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                            KIMCO REALTY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                                    MARYLAND
                (STATE OR OTHER JURISDICTION OF INCORPORATION)

                  1-10899                                  13-2744380
          (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NO.)

 3333 NEW HYDE PARK ROAD, NEW HYDE PARK, NY                 11042-0020
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                 (516) 869-9000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

1.  MERGER AGREEMENT.

       On October 30, 2006, Kimco Realty Corporation ("Kimco"), KRC Acquisition Inc., a Maryland corporation ("Merger Sub"), KRC CT Acquisition Limited Partnership, a Delaware limited partnership ("CTOP Merger Sub"), KRC PC Acquisition Limited Partnership, a Delaware limited partnership ("Pinecreek Merger Sub"), Pan Pacific Retail Properties, Inc., a Maryland corporation ("Pan Pacific"), CT Operating Partnership, L.P., a California limited partnership ("CTOP") and Western/Pinecreek, L.P., a Delaware limited partnership ("Pinecreek OP") entered into an amendment ("Amendment") to the Agreement and Plan of Merger, dated July 9, 2006, by and between Kimco, Merger Sub, CTOP Merger Sub, Pinecreek Merger Sub, Pan Pacific, CTOP and Pinecreek OP (the "Merger Agreement"). The Amendment provided that the parties were not required to consummate the merger of CTOP with and into CTOP Merger Sub or the merger of Pinecreek Merger Sub into Pinecreek OP. The Amendment also removed the requirement that the merger consideration be reduced by the proceeds of sales of asset sales occurring immediately prior to the closing of the merger of Merger Sub with and into Pan Pacific (the "Merger").

       The Merger was consummated on October 31, 2006. As a result of the Merger, Pan Pacific became an indirect subsidiary of Kimco and Prudential Real Estate Investors ("PREI"). In connection with the Merger, substantially all of the assets of Pan Pacific were transferred to Kimco and then transferred by Kimco to various joint ventures between Kimco and PREI, where they will be held. Under the terms of the Merger Agreement, all of Pan Pacific's shares of common stock were converted into the right to receive approximately $60.24 in cash, including approximately $0.24 in prorated dividends, and 0.2253 shares of Kimco common stock. Each outstanding and unexercised option of Pan Pacific was fully accelerated and converted into the right to receive cash equal to the product of
(a) the excess, if any, of $70 over the exercise price of the option, and (b) the number of shares of Pan Pacific common stock issuable pursuant to the unexercised portion of such option. Each share of restricted stock of Pan Pacific was fully accelerated and the contractual restrictions thereon terminated. The aggregate merger consideration was approximately $2.4 billion in cash and 9.2 million shares of Kimco common stock. Before the Merger, Pan Pacific was the largest neighborhood shopping center REIT focused exclusively on the West Coast, with a portfolio of 138 properties encompassing approximately
22.6 million square feet of retail space.

       The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

2.  SUPPLEMENTAL INDENTURES.

       As a result of the Merger and the transactions occurring in connection therewith, on October 31, 2006, Kimco assumed the obligations associated with Pan Pacific' debt securities issued under the Indenture dated as of September 1, 1997, as supplemented, between Pan Pacific (as successor to Western Investment Real Estate Trust) and The Bank of New York Trust Company, N.A., as trustee (the "Trustee"), and the Indenture, dated as of April 6, 2001, between Pan Pacific and the Trustee, pursuant to the Fifth Supplemental Indenture, dated October 31, 2006, between Kimco, Pan Pacific and the Trustee and the First Supplemental Indenture, dated October 31, 2006, between Kimco, Pan Pacific and the Trustee (together with the Fifth Supplemental Indenture, the "Indentures"). The aggregate face value of the debt securities outstanding under the Indentures is $630 million.

       The foregoing description of the Indentures does not purport to be complete and is qualified in its entirety by reference to the full text of the Indentures, which are filed as Exhibit 4.1 and 4.2 hereto and are incorporated herein by reference.

3.  CREDIT AGREEMENT GUARANTEE.

       On October 31, 2006, in connection with the Merger, Kimco entered into the Credit Agreement, dated as of October 31, 2006, among PK Sale LLC ("Borrower"), as borrower, PRK Holdings I LLC, PRK Holdings II LLC and PRK Holdings III LLC (the "Other Guarantors"), as guarantors, Kimco, as guarantor, the Lenders party hereto from time to time, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders thereunder, Wachovia Bank, National Association and Bank of America, N.A., as Co-Syndication Agents,

     Scotiabanc, Inc. and Wells Fargo Bank, National Association, as Co-Documentation Agents, The Royal Bank of Scotland, PLC, Sumitomo Mitsui Banking
 Corporation, and West LB AG, New York Branch, as Co-Managing Agents, and The Bank of New York, Mizuho Corporate Bank (USA), Royal Bank of Canada, and U.S. Bank, National Association, as Co-Agents and other participating banks (the "Credit Agreement"). The facility provided for under the Credit Agreement consists of a two-year secured term loan for $1.2 billion. Borrower borrowed the full amount of the loan on October 31, 2006. Kimco agreed to guarantee the full amount of the Borrower's obligations under the Credit Agreement. The Other Guarantors each guaranteed a percentage of the loan commensurate with their ownership interest in the Borrower. PREI guaranteed reimbursement to Kimco of 85% of any guaranty payment Kimco is obligated to make.

       The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

       The information in sections 2 and 3 of Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

ITEM 8.01. OTHER EVENTS.

       On October 31, 2006, Kimco issued a press release announcing the completion of the Merger. A copy of this press release is filed as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

       The following are filed as Exhibits to this Report.

EXHIBIT NO.                            EXHIBIT DESCRIPTION
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2.1            Amendment No. 1 to Agreement and Plan of Merger, dated as of
               October 30, 2006, by and between Kimco Realty Corporation, KRC Acquisition Inc., KRC CT Acquisition Limited Partnership,
               KRC PC Acquisition Limited Partnership, Pan Pacific Retail Properties, Inc., CT Operating Partnership, L.P. and Western/Pinecreek, L.P.

4.1 Fifth Supplemental Indenture, dated as of October 31, 2006, among Kimco Realty Corporation, Pan Pacific Retail Properties, Inc. and The Bank of New York Trust Company, N.A., as trustee

4.2 First Supplemental Indenture, dated as of October 31, 2006, among Kimco Realty Corporation, Pan Pacific Retail Properties, Inc. and The Bank of New York Trust Company, N.A., as trustee

10.1 Credit Agreement, dated as of October 31, 2006, among PK Sale LLC ("Borrower"), as borrower, PRK Holdings I LLC, PRK Holdings II LLC and PRK Holdings III LLC (the "Other Guarantors"), as guarantors, Kimco Realty Corporation, as guarantor, the Lenders party hereto from time to time, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders thereunder, Wachovia Bank, National Association and Bank of America, N.A., as Co-Syndication Agents, Scotiabanc, Inc. and Wells Fargo Bank, National Association, as Co-Documentation Agents, The Royal Bank of Scotland, PLC, Sumitomo Mitsui Banking Corporation, and West LB AG, New York Branch, as Co-Managing Agents, and The Bank of New York, Mizuho Corporate Bank (USA), Royal Bank of Canada, and U.S. Bank, National Association, as Co-Agents

99.1 Press Release, dated October 31, 2006, announcing the completion of the acquisition of Pan Pacific Retail Properties, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KIMCO REALTY CORPORATION

Date:  November 3, 2006                   By:  /s/ Michael V. Pappagallo
                                               ------------------------------
                                             Name:   Michael V. Pappagallo
                                             Title:  Executive Vice President
                                                     and Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT NO.                            EXHIBIT DESCRIPTION
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2.1            Amendment No. 1 to Agreement and Plan of Merger, dated as of
               October 30, 2006, by and between Kimco Realty Corporation, KRC Acquisition Inc., KRC CT Acquisition Limited Partnership, KRC PC Acquisition Limited Partnership, Pan Pacific Retail Properties, Inc., CT Operating Partnership, L.P. and Western/Pinecreek, L.P.

4.1 Fifth Supplemental Indenture, dated as of October 31, 2006, among Kimco Realty Corporation, Pan Pacific Retail Properties, Inc. and The Bank of New York Trust Company, N.A., as trustee

4.2 First Supplemental Indenture, dated as of October 31, 2006, among Kimco Realty Corporation, Pan Pacific Retail Properties, Inc. and The Bank of New York Trust Company, N.A., as trustee

10.1 Credit Agreement, dated as of October 31, 2006, among PK Sale LLC ("Borrower"), as borrower, PRK Holdings I LLC, PRK Holdings II LLC and PRK Holdings III LLC (the "Other Guarantors"), as guarantors, Kimco Realty Corporation, as guarantor, the Lenders party hereto from time to time, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders thereunder, Wachovia Bank, National Association and Bank of America, N.A., as Co-Syndication Agents, Scotiabanc, Inc. and Wells Fargo Bank, National Association, as Co-Documentation Agents, The Royal Bank of Scotland, PLC, Sumitomo Mitsui Banking Corporation, and West
               LB AG, New York Branch, as Co-Managing Agents, and The Bank of New York, Mizuho Corporate Bank (USA), Royal Bank of Canada, and U.S. Bank, National Association, as Co-Agents

99.1 Press Release, dated October 31, 2006, announcing the completion of the acquisition of Pan Pacific Retail Properties, Inc.